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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                March 23, 1999
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       BUILDING ONE SERVICES CORPORATION
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              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

        DELAWARE                   000-23421                 52-2054952
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 (STATE OR JURISDICTION      (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
    OF INCORPORATION)                                  IDENTIFICATION NUMBER)

       800 CONNECTICUT AVENUE, N.W., SUITE 1111, WASHINGTON, D.C. 20006
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (202) 261-6000
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             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

On March 23, 1999, Building One Services Corporation issued a press release announcing that it has extended and intends to modify its previously announced tender offer, which was commenced on February 19, 1999. In addition, Building One announced that an affiliate of Apollo Management, L.P. has agreed to invest $100 million in Building One to finance a portion of the tender offer in exchange for 7.5% Junior Subordinated Convertible Notes. The press release and other documents relating to the investment by Apollo are attached as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (c)  Exhibits

99.1  Press Release dated March 23, 1999

99.2 Securities Purchase Agreement between BOSS Investment LLC and Building One Services Corporation, dated as of March 22, 1999.

99.3 Investors Rights Agreement, dated March 22, 1999 Building One Services Corporation and Certain of Its Investors

99.4 Form of Indenture for 7 1/2% Convertible Junior Subordinated Debentures Due 2012

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BUILDING ONE SERVICES CORPORATION


Dated:  March 23, 1999                 By:  /s/ F. Traynor Beck
                                          ----------------------------------
                                          F. Traynor Beck
                                          Executive Vice President, General
                                            Counsel and Secretary




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                                 EXHIBIT INDEX

  Exhibit

  99.1      Press Release dated March 23, 1999

  99.2 Securities Purchase Agreement between BOSS Investment LLC and Building One Services Corporation, dated as of March 22, 1999.

  99.3 Investors Rights Agreement, dated March 22, 1999 Building One Services Corporation and Certain of Its Investors

  99.4 Form of Indenture for 7 1/2% Convertible Junior Subordinated Debentures Due 2012